SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 31, 2005


                              HARBIN ELECTRIC, INC.
             (Exact name of registrant as specified in its charter)

        Nevada                            000-51006                98-040339
(State or other Jurisdiction of     (Commission File Number)  (IRS Employer No.)
 Identification Incorporation)

                  No. 9, Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu
                     Harbin Kai Fa Qu, Harbin, 150060, China
                    (Address of Principal Executive Offices)

                                 86-451-86116757
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 31, 2005, Harbin Electric, Inc. (the "Company") entered into Securities Purchase Agreements (collectively, the "Purchase Agreements") with institutional investors and other accredited investors (the "Investors") to sell an aggregate of 1,600,000 shares (the "Shares") of the Company's common stock, par value $0.00001 at a price of $3.00 per share together with warrants (the "Warrants") to purchase an aggregate of 480,000 shares (the "Warrant Shares") of common stock at $3.50 per share (the "Private Placement"). The Private Placement is being entered into pursuant to Regulation D of the Securities Act of 1933, as amended (the "Securities Act").

Pursuant to the terms of the Private Placement, the Company entered into a registration rights agreement with the Investors and agreed to file a registration statement with the Securities and Exchange Commission (the
"Commission") for the resale of the Shares and the exercise of the Warrants within ninety (90) days of the closing of the Private Placement. Pursuant to the terms of the registration rights agreement, the Company is required prepare and file with the Commission a Registration Statement on Form SB-2 or other applicable form covering the resale of the Shares and Warrant Shares within ninety (90) days from the date of the closing.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01 above.

The parties intend that the Shares and Warrants offered and sold pursuant to the Private Placement to be exempt from registration and the prospectus delivery requirements under the Securities Act of 1933, as amended (the "Act"), provided by Section 4(2) of the Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Investors have represented that they are accredited investors and that the Investors' intention is to acquire the securities for investment only and not with a view to distribution. An appropriate legend will be placed on the Shares and on any common stock certificates issued upon the exercise of the Warrants.


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

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Date: August 31, 2005


                                  Harbin Electric, Inc.
                                  --------------------
                                  (Registrant)


                                  By:/S/ Tianfu Yang
                                     ---------------
                                     Tianfu Yang
                                     Chief Executive Officer


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